UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2024

HG Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34964	54-1272589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2115 E. 7th Street, Suite 101
Charlotte, North Carolina 28204
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (850) 772-0698

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Annual Meeting of Stockholders

The Board of Directors (the “Board”) of HG Holdings, Inc. (the “Company”) has determined that the Company’s annual meeting of stockholders for 2024 (the “2024 Annual Meeting”) will be held on Tuesday, July 16, 2024. The Board has established the close of business on June 4, 2024 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the 2024 Annual Meeting and any adjournments or postponements thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HG HOLDINGS, INC.
Date: May 17, 2024	By:	/s/ Justin H. Edenfield
		Name:	Justin H. Edenfield
		Title:	Principal Financial and Accounting Officer